                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   Form 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: January 24, 1995

                                  AT&T Corp.

    A New York                 Commission File            I.R.S. Employer
    Corporation                  No. 1-1105               No.  13-4924710

           32 Avenue of the Americas, New York, New York 10013-2412

                       Telephone Number (212) 387-5400

Form 8-K/A
January 24, 1995                                            AT&T Corp.

Item 5.  Other Events

     The Item 5. Other Events set forth in AT&T's Current Report on Form 8-K dated January 24, 1995 is hereby amended to read in its entirety as follows:

Results for the Year Ended December 31, 1994

     On January 24, 1995, AT&T Corp. ("AT&T" or the "Company") announced the earnings results for the year ended December 31, 1994. The following information is set forth below:

1. Consolidated Statements of Income for the Three Months and Twelve Months Ended December 31, 1994 and December 31, 1993.

2.       Consolidated Balance Sheets at December 31, 1994 and December 31, 1993.

3.       Notes to Consolidated Financial Statements.

Form 8-K/A
January 24, 1995

                                          AT&T CONSOLIDATED STATEMENTS OF INCOME
                                        Dollars in millions except per share amounts
                                                                     Three Months Ended            Twelve Months Ended
                                                                        December 31                    December 31
                                                                   1994           1993(a)         1994(a)       1993(a)
                                                                   -------        -------         -------       -------
SALES AND REVENUES
  Telecommunications services                                      $10,959        $10,394         $43,425       $41,623
  Products and systems                                               7,086          5,927          21,161        17,925
  Rentals and other services                                         2,170          2,037           7,391         7,299
  Financial services and leasing                                       895            712           3,117         2,504
                                                                   -------        -------         -------         -----

TOTAL REVENUES                                                      21,110         19,070          75,094        69,351

COSTS (b)
  Telecommunications services:
    Access and other interconnection costs                           4,377          4,417          17,797        17,772
    Other costs                                                      1,823          1,938           7,466         7,623
                                                                   -------        -------          ------        ------
  Total telecommunications services                                  6,200          6,355          25,263        25,395
  Products and systems                                               4,518          3,665          13,273        10,966
  Rentals and other services                                         1,125          1,055           3,629         3,563
  Financial services and leasing                                       628            496           2,152         1,711
                                                                   -------        -------         -------        ------

TOTAL COSTS                                                         12,471         11,571          44,317        41,635

GROSS MARGIN                                                         8,639          7,499          30,777        27,716

OPERATING EXPENSES (b)
  Selling, general & administrative
    expenses                                                         5,591          4,988          19,637        18,037
  Research & development expenses                                      832            833           3,110         3,111
                                                                   -------        -------         -------       -------

TOTAL OPERATING EXPENSES                                             6,423          5,821          22,747        21,148

OPERATING INCOME                                                     2,216          1,678           8,030         6,568

Other income - net (c)                                                  67            (39)            236           476
Loss on sale of stock by a subsidiary (d)                                -              -               -             9
Interest expense                                                       168            326             748         1,032
                                                                   -------        -------         -------       -------

Income before income taxes and
  cumulative effects of accounting changes                           2,115          1,313           7,518         6,003
Provision for income taxes                                             777            537           2,808         2,301
                                                                   -------        -------         -------       -------

Income before cumulative effects of
  accounting changes                                                 1,338            776           4,710         3,702
                                                                   -------        -------         -------       -------
Cumulative effects on prior years of
  changes in accounting for:
  Postretirement benefits (net of
    income tax benefit of $4,294) (e)                                    -              -               -        (7,023)
  Postemployment benefits (net of
    income tax benefit of $681) (e)                                      -              -               -        (1,128)
  Income taxes (e)                                                       -              -               -        (1,457)
                                                                  --------       --------        --------       --------

Cumulative effects of accounting changes                                 -              -               -        (9,608)
                                                                  --------       --------        --------       --------

NET INCOME (LOSS)                                                  $ 1,338        $   776         $ 4,710      $ (5,906)
                                                                   =======        =======         =======      =========

Weighted average common shares
  outstanding (millions)                                             1,571          1,554           1,564         1,547

PER COMMON SHARE:
Income before cumulative effects of
  accounting changes                                              $   0.85       $   0.50        $   3.01      $   2.39
Cumulative effects of accounting changes                                 -              -               -         (6.21)
                                                                 ---------      ---------        --------      ---------

NET INCOME (LOSS)                                                 $   0.85       $   0.50        $   3.01      $  (3.82)
                                                                  ========       ========        ========      =========

Dividends declared per common share                               $   0.33       $   0.33        $   1.32      $   1.32

   The accompanying footnotes are an integral part of the financial statements.

Form 8-K/A
January 24, 1995

                                              AT&T CONSOLIDATED BALANCE SHEETS
                                        Dollars in millions except per share amount
                                                                                   DECEMBER 31          DECEMBER 31
                                                                                      1994                 1993
                                                                                 --------------         ----------
ASSETS
Cash and temporary cash investments                                                $   1,208             $     671
Receivables less allowances of $1,251 and $1,040
    Accounts receivable                                                               13,671                12,294
    Finance receivables                                                               14,952                11,370
Inventories                                                                            3,633                 3,222
Deferred income taxes                                                                  3,030                 2,079
Other current assets                                                                   1,117                   732
                                                                                   ---------             ---------
Total current assets                                                                  37,611                30,368

Property, plant and equipment net of accumulated
   depreciation of $23,947 and $22,281                                                22,035                21,015
Licensing cost, net of accumulated amortization
   of $613 and $505                                                                    4,251                 3,995
Investments                                                                            2,708                 3,060
Finance receivables                                                                    4,513                 3,815
Prepaid pension costs                                                                  4,151                 3,575
Other assets                                                                           3,993                 3,565
                                                                                   ---------             ---------

TOTAL ASSETS                                                                       $  79,262             $  69,393
                                                                                   =========             =========

LIABILITIES AND DEFERRED CREDITS
Accounts payable                                                                   $   6,011             $   4,853
Payroll and benefit-related liabilities                                                4,105                 3,802
Postretirement and postemployment benefit liabilities                                  1,029                 1,301
Debt maturing within one year                                                         13,666                11,063
Dividends payable                                                                        518                   448
Other current liabilities                                                              5,601                 4,587
                                                                                    --------              --------
Total current liabilities                                                             30,930                26,054

Long-term debt including capital leases                                               11,358                11,802
Postretirement and postemployment benefit liabilities                                  8,754                 9,083
Other liabilities                                                                      4,285                 4,363
Deferred income taxes                                                                  3,913                 2,231
Unamortized investment tax credits                                                       232                   270
Other deferred credits                                                                   776                   263
                                                                                    --------             ---------
Total liabilities and deferred credits                                                60,248                54,066

MINORITY INTERESTS                                                                     1,093                 1,953

SHAREOWNERS' EQUITY
Common stock - par value $1 per share                                                  1,569                 1,547
Authorized shares:   2,000,000,000
Outstanding shares:  1,568,951,000 at December 31, 1994
                     1,546,518,000 at December 31, 1993
Additional paid-in capital                                                            15,825                14,324
Guaranteed ESOP obligation                                                              (305)                 (355)
Foreign currency translation adjustments                                                 145                   (32)
Retained earnings (deficit)                                                              687               ( 2,110)
                                                                                     -------              --------
Total shareowners' equity                                                             17,921                13,374
                                                                                    --------               -------

TOTAL LIABILITIES AND SHAREOWNERS' EQUITY                                          $  79,262              $ 69,393
                                                                                   =========              ========

The accompanying footnotes are an integral part of the financial statements.

Form 8-K/A
January 24, 1995                                            AT&T Corp.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Dollars in millions except per share amounts


     (a) Previously reported quarterly results were restated to reflect the merger of AT&T Corp. and McCaw Cellular Communications, Inc. ("McCaw") which was accounted for as a pooling of interests.

         These restatements include certain other reclassifications to conform with the current presentation: (1) The reclassification, for prior quarters of 1994, of certain benefits customers earned through our targeted marketing programs for telecommunications services. For example, benefits redeemed as long distance minutes are reported as a direct reduction to telecommunications services revenues rather than selling, general and administrative expense. (2) The reclassification of certain revenues and related costs in the Global Information Solutions unit from products and systems to the rental and other services category for all prior quarters. (3) The reclassification of provisions for business restructuring to costs and operating expenses for previously reported quarters in 1993. These reclassifications did not affect operating income or net income for the periods.

     (b) Costs and Expenses for the year ended December 31, 1993 include $498 in provisions for business restructuring, primarily for the re-engineering of customer support functions for telecommunications services. This amount includes $190 in provisions for business restructuring to cover special termination benefits and other restructuring costs at GIS (formerly NCR) for the three months ended December 31, 1993.

     (c) In June 1993, AT&T sold its remaining interest in UNIX System Laboratories, Inc. to Novell, Inc. for a gain of $217.

     (d) AT&T Capital Corporation ("AT&T Capital") sold 14% of its common stock in an Initial Public Offering, thereby reducing AT&T's ownership to 86%. Due to the required recording of $18 of recourse loans by AT&T Capital to its senior management associated with the stock offering, a $9 loss was realized for the year ended December 31, 1993.
         The expected net gain on the sale after collecting these loans over seven years is $6.

     (e) Effective January 1, 1993, AT&T adopted SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions", SFAS No. 112, "Employers' Accounting for Postemployment Benefits", and SFAS No. 109, "Accounting for Income Taxes."

Form 8-K/A
January 24, 1995                                           AT&T Corp.



                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









                                            AT&T Corp.





                                       By:  S.L. Prendergast
                                            Vice President and Treasurer








January 26, 1995